ClearShares OCIO ETF
Schedule of Investments
August 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
Domestic Equity - 52.4%
Invesco QQQ Trust Series 1(a)(b)	17,837	$10,174,225
Invesco S&P 500 Equal Weight ETF(a)	12,935	2,439,800
iShares Core S&P 500 ETF(b)	11,128	7,214,505
iShares Russell Mid-Cap Growth ETF(a)	55,441	7,923,073
SPDR Portfolio S&P 1500 Composite Stock Market ETF(a)	103,794	8,122,918
SPDR S&P 500 ETF Trust(b)	11,433	7,374,857
Vanguard Growth ETF(b)	22,985	10,541,381
Vanguard High Dividend Yield ETF(a)	20,458	2,847,344
Vanguard Information Technology ETF(b)	10,228	7,129,120
Vanguard S&P 500 ETF(b)	11,410	6,767,043
Vanguard Total Stock Market ETF	23,718	7,547,068
Vanguard Value ETF(a)	35,986	6,593,355
		84,674,689

Fixed Income - 25.9%
ClearShares Ultra-Short Maturity ETF(c)	61,663	6,175,241
iShares 0-5 Year TIPS Bond ETF	51,148	5,313,254
iShares 1-3 Year Treasury Bond ETF	78,913	6,548,201
iShares 3-7 Year Treasury Bond ETF(b)	61,378	7,346,333
iShares 7-10 Year Treasury Bond ETF(b)	52,000	4,999,800
iShares Core U.S. Aggregate Bond ETF(a)	25,574	2,543,590
iShares Intermediate Government/Credit Bond ETF	45,123	4,842,149
SPDR Bloomberg 1-3 Month T-Bill ETF	44,831	4,114,141
Vanguard Short-Term Corporate Bond ETF(a)	3	239
		41,882,948

Global Equity - 21.4%
Conductor Global Equity Value ETF	56,470	811,192
iShares Currency Hedged MSCI EAFE ETF(a)	137,735	5,336,543
iShares MSCI EAFE ETF(a)	71,608	6,550,700
iShares MSCI Emerging Markets ex China ETF	19,070	1,210,373
iShares MSCI USA Min Vol Factor ETF(a)	20,458	1,928,371
Schwab International Equity ETF	241,424	5,482,739
Vanguard FTSE Developed Markets ETF(a)	147,616	8,666,535
Vanguard FTSE Emerging Markets ETF(a)	89,142	4,593,487
		34,579,940
TOTAL EXCHANGE TRADED FUNDS (Cost $124,044,250)		161,137,577

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 30.0%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.48%(d)	48,487,201	48,487,201
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $48,487,201)		48,487,201

MONEY MARKET FUNDS - 0.4%	Shares	Value
First American Government Obligations Fund - Class X, 4.25%(d)	731,566	731,566
TOTAL MONEY MARKET FUNDS (Cost $731,566)		731,566

TOTAL INVESTMENTS - 130.1% (Cost $173,263,017)		210,356,344
Liabilities in Excess of Other Assets - (30.1)%		(48,631,797)
TOTAL NET ASSETS - 100.0%		$161,724,547
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of August 31, 2025. The fair value of these securities was $47,245,518.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

ClearShares OCIO ETF
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)(b)(c)
Invesco QQQ Trust Series 1, Expiration: 09/19/2025; Exercise Price: $615.00	$(10,153,120)	(178)	$(1,602)
iShares 3-7 Year Treasury Bond ETF, Expiration: 09/19/2025; Exercise Price: $120.00	(7,336,997)	(613)	$(19,923)
iShares 7-10 Year Treasury Bond ETF, Expiration: 09/19/2025; Exercise Price: $98.00	(4,999,800)	(520)	$(4,680)
iShares Core S&P 500 ETF, Expiration: 09/19/2025; Exercise Price: $670.00	(7,196,352)	(111)	$(6,105)
SPDR S&P 500 ETF Trust, Expiration: 09/19/2025; Exercise Price: $670.00	(7,353,570)	(114)	$(3,135)
Vanguard Growth ETF, Expiration: 09/19/2025; Exercise Price: $480.00	(10,502,398)	(229)	$(12,595)
Vanguard Information Technology ETF, Expiration: 09/19/2025; Exercise Price: $725.00	(7,109,604)	(102)	$(27,795)
Vanguard S&P 500 ETF, Expiration: 09/19/2025; Exercise Price: $615.00	(6,761,112)	(114)	$(3,705)
TOTAL WRITTEN OPTIONS (Premiums received $57,586)			$(79,540)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

ClearShares OCIO ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$161,137,577	$–	$–	$161,137,577
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	48,487,201
Money Market Funds	731,566	–	–	731,566
Total Investments	$161,869,143	$–	$–	$210,356,344

Liabilities:
Investments:
Written Options	$–	$(79,540)	$–	$(79,540)
Total Investments	$–	$(79,540)	$–	$(79,540)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $48,487,201 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.